                                                                    EXHIBIT 99.H


                       Travelers Corporate Loan Fund Inc.

                              __________ Shares/*/


                                  Common Stock

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                              New York, New York
                                                              September __, 1998


Salomon Smith Barney Inc.
388 Greenwich Street
New York, New York  10013
As Representative of the several Underwriters listed in Schedule I hereto

Ladies and Gentlemen:

          Travelers Corporate Loan Fund Inc., a Maryland corporation (the "Fund"), Mutual Management Corp. (the "Investment Adviser") and Travelers Asset Management International Corp. (the "Sub-Investment Adviser") each confirms its agreement with you with respect to the sale by the Fund to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, of __________ shares of Common Stock, par value $.001 per share, of the Fund ("Common Stock") (said shares to be issued and sold by the Fund being hereinafter called the "Underwritten Securities"). The Fund also proposes to grant to the Underwriters, upon the terms and subject to the conditions set forth in Section 2(b) hereof, an option to purchase up to __________ additional shares of Common Stock (the "Option Securities" and together with the Underwritten Securities, the "Securities").

          1.  Representations and Warranties.  (a)  Each of the Fund, the
              ------------------------------
Investment Adviser and the Sub-Investment Adviser, jointly and severally, represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in Section
(iii) hereof.

               (i) The Fund meets the requirements for use of Form N-2 under the Securities Act of 1933 (the "Act") and the Investment Company Act of 1940 (the "Investment Company Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") under each of the Act and the Investment Company Act; the Fund has filed with the Commission a registration statement (file number 333-_____) on such Form, including



--------------------------
 /*/ Plus an option to purchase from Travelers Corporate Loan Fund Inc. up to __________ additional shares to cover over-allotments a related preliminary prospectus and a notification of registration on Form N-8A under the Investment Company Act (file number 811-_____). The Fund may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Fund will next file with the Commission one of the following: (A) prior to effectiveness of such registration statement, a further amendment to such registration statement, including the form of final prospectus or (B) after effectiveness of such registration statement, a final prospectus in accordance with Rule 497(b) or Rules 430A and 497(h), as the case may be. In the case of clause (B), the Fund has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the Investment Company Act and the Rules and Regulations to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Fund has advised you, prior to-the Execution Time, will be included or made therein.

               (ii) On the Effective Date, the Registration Statement and the notification of registration on Form N-8A did or will, and when the Prospectus is first filed in accordance with Rule 497(b) or (h), as the case may be, and if subsequently filed pursuant to Rule 497(d), and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Investment Company Act and the Rules and Regulations; on the Effective Date, the Registration Statement and the notification of registration on Form N-8A did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 497(b) or (h), as the case may be, did not or will not, and on the date of any filing pursuant to Rule 497(b) or (h), as the case may be, and on the date of any filing pursuant to Rule 497(d), and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no
                                   --------  -------
        representations or warranties as to the information contained in or omitted from the Registration State ment, the Prospectus (or any supplement thereto) or the notification of registration on Form N-8A, in reliance upon and in conformity with (A) information furnished in writing to the Fund by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement, the Prospectus (or any supplement thereto) or the notification on Form N-8A or (B) information relating to the Investment Adviser or the Sub-Investment Adviser and furnished to the Fund by the Investment Adviser or the Sub-Investment Adviser specifically for inclusion in the Registration Statement, the Prospectus (or any supplement thereto) or the notification of registration on Form N-8A.

               (iii) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in Section 1(i) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 497(b) or (h), as the case may be, after the Execution Time, or as subsequently filed pursuant to Rule 497(d) under the Act or, if no filing pursuant to Rule 497 is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in Section 1(i) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended and such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 430A" and "Rule 497" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

               (iv) The Fund has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full corporate power and authority to own its property and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business; the Fund has no subsidiaries; and the Fund holds all licenses, certificates and permits from all governmental authorities necessary for the conduct of its business as described in the Prospectus (other than the order of the Commission declaring the Registration Statement effective under the Act and similar orders under the securities or blue sky laws of the various states of the United States).

               (v) The Fund has an authorized equity capitalization as set forth in the Prospectus; the capital stock of the Fund conforms to the description thereof contained in the Prospectus; there are no shares of Common Stock owned of record [except _______ shares of Common Stock owned of record by the Investment Adviser or an affiliate]; the outstanding shares of Common Stock of the Fund have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities have been duly and validly authorized and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange; the certificates representing the Securities are in valid and sufficient form; and no holder of outstanding shares of capital stock of the Fund is entitled to preemptive or other rights to subscribe for the Securities.

               (vi) There in not pending or, to the best knowledge of the Fund, threatened, any action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Fund of a character required to be disclosed in the Registration Statement by the Act, the Investment Company Act or the Rules and Regulations which is not disclosed in the Prospectus, and there is no franchise, contract, agreement or document of a character required to be described in the Registration Statement or Prospectus by the Act, the Investment Company Act or the Rules and Regulations, or to be filed as an exhibit, which is not described or filed as required.

               (vii) Except as stated or contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (A) the Fund has not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Fund and (B) the Fund has not incurred any indebtedness for borrowed money.

               (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Fund of the transactions contemplated herein, except such as may be required under the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Company Act, the Rules and Regulations, the rules and regulations of the Commission under the Exchange Act or state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters.

               (ix) The Investment Advisory Agreement (the "Advisory Agreement") and the Administration Agreement (the "Administration Agreement") to be dated as of the Effective Date, between the Fund and the Investment Adviser, the Custodian Agreement (the "Custodian Agreement") to be dated as of the Effective Date, between the Fund and PNC Bank, N.A. (the "Custodian") and the Transfer Agency and Services Agreement (the "Transfer Agency Agreement") to be dated as of the Effective Date, between the Fund and First Data Investor Services Group, Inc., (this Agreement, the Advisory Agreement, the Custodian Agreement, and the Transfer Agency Agreement, collectively, the "Company Agreements") have been duly authorized, executed and delivered by the Fund; the Advisory Agreement, the Custodian Agreement and the Transfer Agency Agreement comply as to form with all applicable provisions of the Act and each constitutes a legal, valid and binding instrument enforceable against the Fund in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect).

               (x) The Fund is registered with the Commission under the Investment Company Act as a closed-end diversified management investment company and all required action has been taken under the Act and the Investment Company Act to make the public offering and consummate the sale of the Securities under this Agreement, and the provisions of the Fund's articles of incorporation and by-laws do not violate the Investment Company Act or the Rules and Regulations of the Commission thereunder.

               (xi) The Fund is not in violation of its articles of incorporation or by-laws or of any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official having jurisdiction over the Fund or in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound.

               (xii) Neither (A) the issuance and sale of the Securities, (B) the performance by the Fund of the Fund Agreements, nor (C) the consummation of the transactions contemplated herein or in the Prospectus will conflict with, or result in a breach of or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Fund is a party or by which it is bound or to which any of the property of the Fund is subject, the Fund's articles of incorporation or by-laws, or any order, rule or regulation of any court or governmental agency, authority or body having jurisdiction over the Fund or any of its properties.

               (xiii) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (A) there has been no material, adverse change in the condition (financial or other), business, properties, net assets or results of operations of the Fund or business prospects of the Fund, whether or not arising in the ordinary course of business and (B) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its capital stock.

               (xiv) The accountants, KPMG Peat Marwick LLP who have certified or shall certify the financial statements included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), are an independent public accounting firm as required by the Act, the Investment Company Act and the Rules and Regulations.

               (xv) The Statement of Assets and Liabilities, together with related notes, included in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) presents fairly the financial position of the Fund on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such financial statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein.

               (xvi) The Fund has not distributed and, prior to the later to occur of (A) the Closing Date and (B) completion of the distribution of the Securities, will not distribute to the public any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the prospectus included in [Pre-Effective Amendment No. 1] to the Registration Statement, the Prospectus and the sales literature filed with the NASD on __________, 1998 (the "NASD Sales Literature").

               (xvii) The Fund believes that it maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with the investment policies and restrictions of the Fund and the applicable requirements of the Investment Company Act, the Investment Company Act Rules and Regulations and the Internal Revenue Code of 1986, as amended; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value and to maintain material compliance with the books and records requirements under the Investment Company Act and the Investment Company Act Rules and Regulations; and (C) the internal books and records of the Fund accurately reflect the Fund's actual assets in all material respects.

               (xviii) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of shares of Common Stock and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

               (xix) The NASD Sales Literature complied and comply in all material respects with the applicable requirements of the Act, the Act Rules and Regulations and the rules and interpretations of the NASD, and neither the NASD Sales Literature nor any other advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits, "road show slides" and "road show scripts") authorized by or prepared by or on behalf of the Fund or the Investment Adviser or the Sub-Investment Adviser for use in connection with the offering and sale of the Securities contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstance under which they were made, not misleading.

          (xx) No holder of any security of the Fund has any right to require registration of shares of Common Stock or any other security of the Fund because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

     (b) The Investment Adviser represents and warrants to, and agrees with, each Underwriter that:

               (i) The Investment Adviser is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of [Delaware], with full corporate power and authority to own its property and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business.

               (ii) The Investment Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as investment adviser for the Fund under the Advisory Agreement and as contemplated by the Prospectus.

               (iii) This Agreement, the Advisory Agreement and the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") to be dated as of the Effective Date, between the Investment Adviser and the Sub-Investment Adviser (collectively, the "Investment Adviser Agreements"), have been duly authorized, executed and delivered by the Investment Adviser; each of the Advisory Agreement and Sub-Advisory Agreement complies as to form with all applicable provisions of the Act and the Investment Company Act and constitutes a legal, valid and binding instrument enforceable against the Investment Adviser in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect).

               (iv) Neither (A) the operations and activities of the Investment Adviser as contemplated in the Prospectus, (B) the performance by the Investment Adviser of the Investment Adviser Agreements, nor (C) the consummation of the transactions contem plated herein or in the Prospectus will conflict with, or result in a breach of or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Investment Adviser is a party or by which it is bound or to which any of the property of the Investment Adviser is subject, the Investment Adviser's certificate of incorporation or by-laws, or any order, rule or regulation of any court or governmental agency, authority or body having jurisdiction over the Investment Adviser or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency, authority or body is required for the consummation of the transactions contemplated by the

        Investment Adviser Agreements in connection with the issuance or sale of the Securities by the Fund, except such as may be required under the Act, the Exchange Act, the Investment Company Act or state securities laws or blue sky laws.

               (v) On the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact relating to the description of the Investment Adviser or the Investment Adviser Agreements or omit to state a material fact relating to the description of the Investment Adviser or the Investment Adviser Agreements required to be stated therein or necessary to make the statements therein not misleading; and on the Effective Date, the Prospectus, if not filed pursuant to Rule 497(b) or (h), as the case may be, did not or will not, and on the date of any filing pursuant to Rule 497(b) or (h), as the case may be, and on the date of any filing pursuant to Rule 497(d), and on the Closing Date, the Prospectus (together with any supplements thereto) will not, include any untrue statement of a material fact relating to the description of the Investment Adviser or the Investment Adviser Agreements or omit to state a material fact relating to the description of the Investment Adviser or the Investment Adviser Agreements necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (vi) There has not been any material change in the management of the Investment Adviser or any material adverse change in the condition (financial or other) of the Investment Adviser since the date of the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus).

               (vii) There is not pending, or to the best knowledge of the Investment Adviser, threatened, any action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency, authority or body or any arbitration involving the Investment Adviser
        (A) relating to any of the transactions contemplated by the Investment Adviser Agreements or (B) which might, in the reasonable judgment of the Investment Adviser, individually or in the aggregate, result in any material adverse change in the condition (financial or other), business, prospectus or net worth of the Investment Adviser, or might materially and adversely affect the properties or assets thereof.

               (viii) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), the Investment Adviser has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute, stabilization or manipulation of the price of shares of Common Stock and the Investment Adviser is not aware of any such action taken or to be taken by any affiliates of the Investment Adviser.

          (c) The Sub-Investment Adviser represents and warrants to, and agrees with, each Underwriter that:

               (i) The Sub-Investment Adviser is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of [Delaware], with full corporate power and authority to own its property and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business.

               (ii) The Sub-Investment Adviser is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under such Acts, from acting as investment sub-adviser for the Fund under the Sub-Advisory Agreement and as contemplated by the Prospectus.

               (iii) This Agreement and the Sub-Advisory Agreement (collectively, the "Sub-Investment Adviser Agreements"), have been duly authorized, executed and delivered by the Sub-Investment Adviser; the Sub-Advisory Agreement complies as to form with all applicable provisions of the Act and the Investment Company Act and constitutes a legal, valid and binding instrument enforceable against the Sub-Investment Adviser in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect).

               (iv) Neither (A) the operations and activities of the Sub-Investment Adviser as contemplated in the Prospectus, (B) the performance by the Sub-Investment Adviser of the Sub-Investment Adviser Agreements, nor (C) the consummation of the transactions contemplated herein or in the Prospectus will conflict with, or result in a breach of or violation of any of the terms and provisions of, or constitute a default under, any statute, any agreement or instrument to which the Sub-Investment Adviser is a party or by which it is bound or to which any of the property of the Sub-Investment Adviser is subject, the Sub-Investment Adviser's certificate of incorporation or by-laws, or any order, rule or regulation of any court or governmental agency, authority or body having jurisdiction over the Sub-Investment Adviser or any of its properties; and no consent, approval, authorization or order of, or filing with, any court or governmental agency, authority or body is required for the consummation of the transactions contemplated by the Sub-Investment Adviser Agreements in connection with the issuance or sale of the Securities by the Fund, except such as may be required under the Act, the Exchange Act, the Investment Company Act or state securities laws or blue sky laws.

               (v) On the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact relating to the description of the Sub-Investment Adviser or the Sub-Investment Adviser Agreements or omit to state a material fact relating to the description of the Sub-Investment Adviser or the Sub-Investment Adviser Agreements required to be stated therein or necessary to make the statements therein not misleading; and on the Effective Date, the Prospectus, if not filed pursuant to Rule 497(b) or (h), as the case may be, did not or will not, and on the date of any filing pursuant to Rule 497(b) or (h), as the case may be, and on the date of any filing pursuant to Rule 497(d), and on the Closing Date, the Prospectus (together with any supplements thereto) will not, include any untrue statement of a material fact relating to the description of the Sub-Investment Adviser or the Sub-Investment Adviser Agreements or omit to state a material fact relating to the description of the Sub-Investment Adviser or the Sub-Investment Adviser Agreements necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

               (vi) There has not been any material change in the management of the Sub-Investment Adviser or any material adverse change in the condition (financial or other) of the Sub-Investment Adviser since the date of the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus).

               (vii) There is not pending, or to the best knowledge of the Sub-Investment Adviser, threatened, any action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency, authority or body or any arbitration involving the Sub-Investment Adviser (A) relating to any of the transactions contemplated by the Sub-Investment Adviser Agreements or (B) which might, in the reasonable judgment of the Sub-Investment Adviser, individually or in the aggregate, result in any material adverse change in the condition (financial or other), business, prospectus or net worth of the Sub-Investment Adviser, or might materially and adversely affect the properties or assets thereof.

               (viii) Except as stated in this Agreement and in the Prospectus (and in any amendment or supplement thereto), the Sub-Investment Adviser has not taken and will not take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute, stabilization or manipulation of the price of shares of Common Stock and the Sub-Investment Adviser is not aware of any such action taken or to be taken by any affiliates of the Sub-Investment Adviser.

          2.  Purchase and Sale.  (a)  Subject to the terms and condition and in
              -----------------
reliance upon the representations and warranties herein set forth, the Fund agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $_____ per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto.

          (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund hereby grants an option to the sev eral Underwriters to purchase, severally and not jointly, up to __________ shares of Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or from time to time in part at any time on or before the 45th day after the date of the Prospectus upon written or telegraphic notice by the Representative to the Fund setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date.
Delivery of certificates for the shares of Option

Securities, and payment therefor, shall be made as provided in Section 3 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

          3.  Delivery and Payment.  Delivery of and payment for the
              --------------------
Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on __________, 1998, or such later date (not later than __________, 1998) as the
Representative shall designate, which date and time may be postponed by agreement between the Representative and the Fund or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price therefor in immediately available funds. Delivery of the Underwritten Securities and the Option Securities shall be made at such location as the Representative shall reasonably designate at least one business day in advance of the Closing Date and payment for such Securities shall be made at the office of Simpson Thacher & Bartlett in New York, New York. Certificates for the Securities shall be registered in such names and in such denominations as the Representative may request not less than three full business days in advance of the Closing Date.

          The Fund agrees to have the Securities available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

          If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Fund will deliver (at the expense of the Fund) to the Representative, at 388 Greenwich Street, New York, New York, on the date specified by the Representative (which shall in no event be earlier than three business days nor later than ten business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Representative shall have requested against payment of the purchase price therefor in immediately available funds. If settlement for the Option Securities occurs after the Closing Date, the Fund will deliver to the Representative on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

          4.  Offering by Underwriters.  It is understood that the several
              ------------------------
Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

          5.  Agreements.  The Fund agrees with the several Underwriters that:
              ----------

          (a) The Fund will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Fund will not file any amendment of the Registration Statement or supplement (whether pursuant to the Act, the Investment Company Act, or otherwise) to the Prospectus unless the Fund has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 497, the Fund will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 497 within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Fund will promptly advise the Representative (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 497, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or the issuance of any notice or order under Section 8(e) of the Investment Company Act or the institution or threatening of any proceeding for either such purpose and (vi) of the receipt by the Fund of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Fund will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the Investment Company Act or the Rules and Regulations, the Fund promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance.

          (c) As soon as practicable, the Fund will make generally available to its security holders and to the Representative an earnings statement or statements of the Fund and its subsidiaries which will satisfy the provisions of
Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Fund will furnish to the Representative and counsel for the Underwriter, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representative may reasonably request.

          (e) The Fund will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering.

          (f) The Fund will not, for a period of 180 days following the date of the Prospectus, without the prior written consent of the Representative, offer, sell or contract to sell, register with the Commission or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock other than the Securities or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Fund may issue and sell
                             --------  -------
Common Stock pursuant to any dividend reinvestment plan of the Fund in effect at the Execution Time.

          (g) The Fund will apply the net proceeds from the sale of the Underwritten Securities, and of the Option Securities, if any, for the purposes set forth in the Prospectus.

          (h) The Fund will use its best efforts to list, subject to notice of issuance, the Securities to be sold by it on the New York Stock Exchange simultaneously with the effectiveness of the Registration Statement.

          6.  Conditions to the Obligations of the Underwriters.  The
              -------------------------------------------------
obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Fund, the Investment Adviser and the Sub-Investment Adviser contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Fund, the Investment Adviser and the Sub-Investment Adviser made in any certificates pursuant to the provisions hereof, to the performance by the Fund, the Investment Adviser and the Sub-Investment Adviser of their respective obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 497(b), (d) or (h), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 497(b), (d) or (h), as the case may be; and no stop order suspending the effectiveness of the Registration Statement under the Act and no notice or order under Section 8(e) of the

Investment Company Act shall have been issued and no proceedings for either purpose shall have been instituted or threatened.

          (b) The Fund shall have furnished to the Representative the opinion of Willkie Farr & Gallagher, counsel for the Fund, dated the Closing Date, to the effect that:

               (i) the Fund has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Maryland and has full corporate power and authority to conduct its business as described in the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in the State of New York;

               (ii) all outstanding shares of the Fund's Common Stock have been duly authorized, and are validly issued, fully paid and nonassessable; the Securities have been duly authorized and, upon payment and delivery in accordance with this Agree ment, will be validly issued, fully paid and nonassessable;

               (iii) the statements made in the Prospectus under the caption "Description of Capital Stock - Common Stock," insofar as they purport to constitute summaries of the terms of the Fund's Common Stock (including the Securities), constitute accurate summaries of the terms of such Common Stock in all material respects; the Securities have been authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution, on the New York Stock Exchange; the form of certificates for the Securities conforms to the requirements of the General Corporation Law of Maryland; there are no preemptive rights under federal or Maryland law to subscribe for or purchase shares of the Fund's capital stock and there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Fund's capital stock pursuant to the Fund's articles of incorporation or by-laws or any agreement or other instrument filed or incorporated by reference as an exhibit to the Registration Statement;

               (iv) to the knowledge of such counsel, there is no pending or threatened legal or governmental proceeding required to be described in the Prospectus which is not described as required, or any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement or incorporated by reference therein, which are not described and filed or incorporated by reference as required;

               (v) the statements in the Prospectus under the captions "Management of the Fund - Investment Adviser and Sub-Investment Adviser," "Management of the Fund - Directors and Officers" and "Description of Capital Stock - Common Stock," insofar as they purport to constitute summaries of the terms of Maryland or federal statutes, rules and regulations thereunder or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations or contracts and other documents in all material respects;

               (vi) the statements in the Prospectus under the captions "Dividends and Distributions; Dividend Reinvestment Plan" and "Taxation," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

               (vii) the Registration Statement has become effective under the Act (such counsel may, to the extent necessary, rely on oral confirmation from the Commission to this effect in rendering such opinion); any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 497(b), (d) or (h) has been made in the manner and within the time period required by Rule 497(b), (d) or (h) under the Act; and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued; and, to the knowledge of such counsel, no proceeding for that purpose has been instituted or threatened by the Commission;

               (viii) this Agreement has been duly authorized, executed and delivered by the Fund;

               (ix) no consent, approval, authorization, order, registration or qualification of or with any federal Maryland or New York governmental agency or body is required for the issue and sale of the Securities by the Fund and the compliance by the Fund with all of the provisions of this Agreement, except for the registration under the Act, the Exchange Act and the Investment Company Act of the Securities, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

               (x) the issue and sale of the Securities by the Fund and the compliance by the Fund with all of the provisions of this Agreement will not breach or result in a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement, nor will such action violate the articles of incorporation or by laws of the Fund or any federal, Maryland or New York statute or any rule or regulation that has been issued pursuant to any federal, Maryland or New York statute or any order known to such counsel issued pursuant to any federal, Maryland or New York statute by any court or governmental agency or body or court having jurisdiction over the Fund or any of its properties;

               (xi) the Advisory Agreement, the Sub-Advisory Agreement, the Administration Agreement, the Custodian Agreement and the Transfer Agency Agreement have been duly authorized, executed and delivered by the Fund, comply as to form with all applicable provisions of the Investment Company Act and are legal, valid, binding and enforceable obligations of the Fund, subject, to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and

               (xii) the Fund is registered with the Commission under the Investment Company Act as a closed-end diversified management investment company, and the provisions of the articles of incorporation and by-laws of the Fund do not violate the Investment Company Act or the Rules and Regulations of the Commission thereunder;

In rendering such opinion, such counsel may limit such opinion to matters involving the application of the laws of the State of New York, the State of Maryland and the United States and may rely (A) as to matters involving the application of laws of the State of Maryland, to the extent they deem proper and specified in such opinion, upon the opinion of [Piper & Marbury L.L.P.] or other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund, the Investment Adviser, the Sub-Investment Adviser and public officials. References to the Prospectus in this Section 6(b) include any supplements thereto at the Closing Date.

          Such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and takes no responsibility therefor, except as and to the extent set forth in Sections 6(b)(iii), 6(b)(v) and 6(b)(vi) above. In the course of the preparation by the Fund of the Registration Statement and the Prospectus, such counsel has participated in conferences with certain officers and employees of the Fund, the Investment Adviser and the Sub-Investment Adviser, with representatives of KPMG Peat Marwick and with counsel to the Investment Adviser and Sub-Investment Adviser. Based upon such counsel's examination of the Registration Statement and the Prospectus, such counsel's investigations made in connection with the preparation of the Registration Statement and the Prospectus and such counsel's participation in the conferences referred to above, (i) such counsel is of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of _______, 1998, complied as to form in all material respects with the requirements of the Act and the Investment Company Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel expresses no opinion with respect to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus, and (ii) such counsel has no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel expresses no belief with respect to the financial statements or other financial or statistical data contained in the Registration Statement or the Prospectus.

          (c) The Investment Adviser shall have furnished to the Representative the opinion of internal counsel for the Investment Adviser reasonably acceptable to the Representative, dated the Closing Date, to the effect that:

          (i) the Investment Adviser is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of [Delaware], with full corporate power and authority to own its property and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

               (ii) the Investment Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under either, from acting as Investment Adviser for the Fund under the Advisory Agreement and as contemplated in the Prospectus;

               (iii) this Agreement, the Advisory Agreement and the Sub-Advisory Agreement have each been duly authorized, executed and delivered by the Investment Adviser, and each of the Advisory Agreement and the Sub-Advisory Agreement constitutes a legal, valid and binding instrument enforceable against the Investment Adviser in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect);

               (iv) neither (A) the operation and activities of the Investment Adviser as contemplated in the Prospectus, (B) the performance by the Investment Adviser of its obligations under the Investment Adviser Agreements, nor (C) the consummation of the transactions contemplated herein or in the Prospectus will conflict with, or result in a breach of, or constitute a default under the certificate of incorporation or by-laws of the Investment Adviser or the terms of any indenture or other agreement or instrument known to such counsel to which the Investment Adviser or any of its affiliates is a party or by which it is bound, or any law, order or regulation known to such counsel to be applicable to the Investment Adviser of any court, regulatory body, administrative agency, governmental body, stock exchange or securities association or any other authority or arbitrator having jurisdiction over the Investment Adviser or any of its affiliates.

          Although such counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement, at the time the Registration Statement became effective or the Prospectus, as of its date and as of the Closing Date, as the case may be, or the date of any closing of the sale of any Option Securities, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date or the date of any closing of the sale of any Option Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

          (d) The Sub-Investment Adviser shall have furnished to the Representative the opinion of internal counsel for the Sub-Investment Adviser reasonably acceptable to the Representative, dated the Closing Date, to the effect that:

               (i) the Sub-Investment Adviser is duly incorporated and is validly existing as a corporation in good standing under the laws of the State of [Delaware], with full corporate power and authority to own its property and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

               (ii) the Sub-Investment Adviser is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act, or the rules and regulations under either, from acting as Sub-Investment Adviser for the Fund under the Sub-Advisory Agreement and as contemplated in the Prospectus;

               (iii) this Agreement and the Sub-Advisory Agreement have each been duly authorized, executed and delivered by the Sub-Investment Adviser, and the Sub-Advisory Agreement constitutes a legal, valid and binding instrument enforceable against the Sub-Investment Adviser in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally from time to time in effect);

               (iv) neither (A) the operation and activities of the Sub-Investment Adviser as contemplated in the Prospectus, (B) the performance by the Sub-Investment Adviser of its obligations under the Sub-Investment Adviser Agreements, nor (C) the consummation of the transactions contemplated herein or in the Prospectus will conflict with, or result in a breach of, or constitute a default under the certificate of incorporation or by-laws of the Sub-Investment Adviser or the terms of any indenture or other agreement or instrument known to such counsel to which the Sub-Investment Adviser or any of its affiliates is a party or by which it is bound, or any law, order or regulation known to such counsel to be applicable to the Sub-Investment Adviser of any court, regulatory body, administrative agency, governmental body, stock exchange or securities association or any other authority or arbitrator having jurisdiction over the Sub-Investment Adviser or any of its affiliates.

          Although such counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement, such counsel has participated in the preparation of the Registration Statement and the Prospectus, including review and discussion of the contents thereof and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement, at the time the Registration Statement became effective or the Prospectus, as of its date and as of the Closing Date, as the case may be, or the date of any closing of the sale of any Option Securities, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date or the date of any closing of the sale of any Option Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in the Registration Statement or the Prospectus).

          (e) The Representative shall have received from Simpson Thacher & Bartlett, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Fund shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Fund shall have furnished to the Representative a certificate of the Fund, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Fund, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

               (i) the representations and warranties of the Fund in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effectiveness of the Registration Statement under the Act and no notice or order under Section 8(e) of the Investment Company Act has been issued and no proceedings for either purpose have been instituted or, to the Fund's knowledge, threatened; and

               (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Fund, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (g) The Investment Adviser shall have furnished to the Representative a certificate of the Investment Adviser, signed by the Chairman of the Board, the President or any Vice President and the principal financial or accounting officer of the Investment Adviser, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospec tus and this Agreement and that the representations and warranties of the Investment Adviser in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Investment Adviser has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (h) The Sub-Investment Adviser shall have furnished to the Representative a certificate of the Sub-Investment Adviser, signed by the Chairman of the Board, the President or any Vice President and the principal financial or accounting officer of the Sub-Investment Adviser, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospec tus and this Agreement and that the representations and warranties of the Sub-Investment Adviser in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Sub-Investment Adviser has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

          (i) At the Execution Time and at the Closing Date, KPMG Peat Marwick LLP shall have furnished to the Representative a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the respective applicable published rules and regulations thereunder and stating in effect that:

               (i) in their opinion the statement of assets and liabilities and related notes included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Investment Company Act and the Rules and Regulations; and

               (ii) on the basis of carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter, a reading of the minutes of the meetings of the stockholders, directors and committees thereof of the Fund, and inquiries of certain officials of the Fund who have responsibility for financial and accounting matters of the Fund, nothing came to their attention which caused them to believe that at a specified date no more than five business days prior to the date of the letter there was any change in the shares of Common Stock or net assets or shareholders' equity of the Fund as compared with the amounts shown on the statement of assets and liabilities included in the Prospectus, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Fund as to the significance thereof unless said explanation is not deemed necessary by the Representative.

References to the Prospectus in this paragraph (g) include any supplement thereto at the date of the letter.

          (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Fund the effect of which, in any case referred to in clause
(i) or (ii) above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

          (k) Prior to the Closing Date, the Fund shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Fund in writing or by telephone or telegraph confirmed in writing.

          7.  Reimbursement of Underwriters' Expenses.
              ---------------------------------------

          The Fund will pay all costs, expenses, fees and taxes incident to the performance of its obligations under this Agreement, including, but not limited to, expenses relating to (i) the preparation, printing and filing of the Registration Statement as originally filed and of each amendment thereto, of the Preliminary Prospectuses, and of the Prospectus and any amendments or supplements thereto, (ii) the preparation of the Fund Agreements, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including stock transfer taxes, if any, payable upon the sale, issuance and delivery of the Securities, (iv) the fees and disbursements of the Fund's counsel and accountants, (a) the qualification of the Securities under securities laws in accordance with the provisions of Section 5(e) of this Agreement, including filing fees and any fees or disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of a Blue Sky Survey, (vi) the reproduction and delivery to the Underwriters of copies of the

Registration Statement as originally filed and of each amendment thereto, of the Preliminary Prospectuses, and of the Prospectus and any amendments or supplements thereto, (vii) the reproduction and delivery to the Underwriters of copies of the Blue Sky Survey, (viii) the fees and expenses incurred with respect to filings with the National Association of Securities Dealers, Inc.,
(ix) the preparation and delivery to the Underwriters of any marketing brochure (excluding any brochures distributed to brokers) and any tombstone advertisement placed by the Fund or placed by the Underwriters at the request of the Fund, (x) the fees and expenses incurred with respect to the listing of the Securities on the New York Stock Exchange and the registration thereof under the Exchange Act, and (xi) an amount of $___________ payable on the Closing Date to the Underwriters in partial reimbursement of their expenses in connection with the offering.

          If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 6 hereof is not satisfied, because of any termination pursuant to
Section 10 hereof or because of any refusal, inability or failure on the part of the Fund to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Fund will remain liable to pay all of the costs, expenses, fees and taxes specified in the preceding paragraph and will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          8.  Indemnification and Contribution.  (a)  The Fund, the Investment
              --------------------------------
Adviser and the Sub-Investment Adviser jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Fund,
                                               --------  -------
the Investment Adviser and the Sub-Investment Adviser will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Fund or the Investment Adviser or Sub-Investment Adviser may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Fund and the Investment Adviser and the Sub-Investment Adviser, each of its respective directors, each of its respective officers who signs the Registration Statement, and each person who controls the Fund and the Investment Adviser and the Sub-Investment Adviser within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Fund by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Fund, the Investment Adviser and the Sub-Investment Adviser acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representative, confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be
                            --------  -------
satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expense of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Fund, the Investment Adviser and the Sub-Investment Adviser, jointly and severally, and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Fund, the Investment Adviser, the Sub-Investment Adviser and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Investment Adviser and the Sub-Investment Adviser on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as
            --------  -------
may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Fund, the Investment Adviser and the Sub-Investment Adviser, jointly and severally, and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Fund, the Investment Adviser and the Sub-Investment Adviser on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Fund, the Investment Adviser and the Sub-Investment Adviser shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Fund, the Investment Adviser, the Sub-Investment Adviser or by the Underwriters. The Fund, the Investment Adviser, the Sub-Investment Adviser and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable
considerations referred to above.   Notwithstanding the provisions of this
Section 8(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Fund or the Investment Adviser or the Sub-Investment Adviser within the meaning of either the Act or the Exchange Act, each officer of the Fund who shall have signed the Registration Statement and each director of the Fund shall have the same rights to contribution as the Fund, subject in each case to the applicable terms and conditions of this
Section 8(d).

          9.  Default by an Underwriter.  If any one or more Underwriters shall
              -------------------------
fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of
          --------  -------
Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such non-defaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any non-defaulting Underwriter, the Investment Adviser, the Sub-Investment Adviser or the Fund. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Fund, the Investment Adviser, the Sub-Investment Adviser and any non-defaulting Underwriter for damages occasioned by its default hereunder.

          10.  Termination.  This Agreement shall be subject to termination in
               -----------
the absolute discretion of the Representative, by notice given to the Fund prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Fund's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the securities as contemplated by the Prospectus (exclusive of any supplement thereto).

          11.  Representations and Indemnities to Survive.  The respective
               ------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Fund or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Investment Adviser, the Sub-Investment Adviser or the Fund or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termi nation or cancellation of this Agreement.

          12.  Notices.  All communications hereunder will be in writing and
               -------
effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Smith Barney Inc. at 388 Greenwich Street, New York, New York, 10013, attention: General Counsel, Investment Banking Division; or, if sent to the Fund, will be mailed, delivered or telegraphed and confirmed to care of Mutual Management Corp., __________, New York, New York _____, attention: Counsel.

          13.  Successors.  This Agreement will inure to the benefit of and be
               ----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

          14.  Applicable Law.  This Agreement will be governed by and construed
               --------------
in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          15.  Counterparts.  This agreement may be signed in any number of
               ------------
counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Fund and the several Underwriters.


                          Very truly yours,

                          TRAVELERS CORPORATE LOAN FUND INC.


                          By:____________________________
                             Name:
                             Title:


                          MUTUAL MANAGEMENT CORP.


                          By:_______________________________
                             Name:
                             Title:


                          TRAVELERS ASSET MANAGEMENT INTERNATIONAL CORPORATION


                          By:_______________________________
                             Name:
                             Title:




The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

SALOMON SMITH BARNEY INC.


By:________________________
 Managing Director


For itself and the several
Underwriters named in Schedule I
to the foregoing Agreement.

                                   SCHEDULE I



               Underwriters                 Number of Shares
               ------------                 ----------------


Salomon Smith Barney Inc.



     Total ............................       __________